Exhibit 10.39

AMENDMENT NO. 01 TO

STANDARD CONSULTING AGREEMENT

AeroVironment, Inc., (“AV” or “Party”) and General Charles R. Holland, USAF, Retired (“Consultant" or "Party"), collectively referred to as the “Parties,” previously entered into a Standard Consulting Agreement with an Effective Date of January 01, 2016 ("Agreement"), which provides for the Consultant to render certain specified Services to AV during the Term of the Agreement. The Parties have agreed to amend the Agreement as follows:

1.

First paragraph of the Agreement is modified to update AV's corporate address and also update Consultant's address. The amended first paragraph reads as follows: “THIS AGREEMENT is executed and made effective as of January 01, 2016 (the “Effective Date”) between AeroVironment, Inc., a Delaware corporation, and its subsidiaries, with offices at 800 Royal Oaks Drive, Suite 210, Monrovia, CA 91016-6347 (hereinafter referred to as "AV" or Party) and General Charles R. Holland, USAF, Retired, with offices at            , Phone:         , E-mail: mailto:hollandcr1@gmail.com             (hereinafter referred to as “consultant" or “Party").  AV and the Consultant will be collectively referred to as “the Parties.”

2.

Section 2, “Term,” of the Agreement is modified to extend the Term of the Agreement to June 30, 2017. The amended Section 2 reads as follows: "Services will be performed between the Effective Date and June 30, 2017 ("Expiration Date''). This Agreement may be extended for additional periods by mutual written agreement between the Parties prior to the Expiration Date of the initial term or any extension thereof. If the Parties do not execute such a written agreement, this Agreement will expire and automatically terminate as of the Expiration Date.”

3.

Section 19, "Notice,'' of the Agreement is modified to update AV’s corporate address and also update Consultant’s address. The amended Section 19 reads as follows:  “Any notice between the parties hereto required or permitted to be given under this Agreement shall be sufficient if in writing and sent by registered or certified mail, postage prepaid, or other express delivery service, to the respective addresses set forth below or at such other address as either of the parties may from time to time designate in accordance with the provisions of this Section 19.

Senior Counsel 800 Royal Oaks Drive, Suite 210 Monrovia, CA 91016-6347 Telephone: +626-357-9983 ext 4588 Facsimile: +626-359-1894 E-Mail: burkholder@avinc.com General Charles R. Holland, USAF Retired

AeroVironment:John Burkholder

Senior Counsel

800 Royal Oaks Drive, Suite 210

Monrovia, CA 91016-6347

Telephone:  +626-357-9983 ext 4588

Facsimile:  +626-359-1894

E-Mail:  burkholder@avinc.com

Consultant:                    General Charles R. Holland, USAF Retired

AEROVIRONMENT PROPRIETARY INFORMATION

All other terms of the Agreement and any other terms of previous Amendments to the Agreement remain in full force and effect. If there is a conflict between the terms of this Amendment and those of the Agreement or any previous Amendment, the terms of this current Amendment shall control.

IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of January 01, 2017

AEROVIRONMENT, INC.

Signature: /s/ Wahid Nawabi

Printed Name:  Wahid Nawabi

Title: President and CEO

Date:  11/23/2016

CONSULTANT:

General Charles R. Holland, USAF, Retired

Signature: /s/ Charles R. Holland

Printed Name: Charles R. Holland

Title: Consultant

Date:  11/24/16

AEROVIRONMENT PROPRIETARY INFORMATION

STANDARD CONSULTING AGREEMENT

Effective Date: January 01, 2016

Consultant: General Charles R. Holland, USAF, Retired

TASK ORDER # FY17-001Project No. 9000.6435.0100.000

A.         Effort and/or Services to be provided by Consultant:

Consultant will provide marketing support for unmanned air vehicle systems. This includes:

1.   Scheduling meetings with key executives from the U.S. Department of Defense.

2.   On-going consulting services on AV capture activities.

3.   Facilitate and provide assistance scheduling meetings with key participants at various industry conferences.

4.   Provide industry advice on ad-hoc basis as requested by the AV Task Manager.

In performance of the work under this Task Order and Consultant Agreement, the Consultant is not permitted to disclose any export-controlled data or furnish any defense services to non-US persons, unless authorized in advance by the US Department of State or Department of Commerce. The Consultant is not permitted to access any US or other government classified information in the course of performance of work under this Task Order and Consulting Agreement, unless the following actions have occurred: (1) AV Security Officer has approved such access in advance; (2) the Parties have executed the “Consultant Certificate Regarding Access to and Handling of Classified Information” (Attachment E to the Consulting Agreement); and (3) and the Consultant has completed all necessary training.

B.        Unless otherwise designated in writing by AV with notice to Consultant, the AV Task Manager is: Wahid Nawabi

C.        Target Performance Period: January 1, 2017 through June 30, 2017

D.        Rates:

Authorized Days: As required and authorized by AV Task Manager

Rate: $4,000.00 per day

Monthly Retainer: $4,000.00

Total Not To Exceed Cost: $24,000.00 (excluding expenses)

E.         Expenses:

Maximum authorized expenses: AV will reimburse Consultant for any AV related business travel expenses (transportation, lodging, meals, etc.) during “Target Performance Period” defined under Section C above, provided all travel expenses are pre-approved in writing by the AV Task Manager.

Travel and/or miscellaneous expenses shall be reimbursed in accordance with current AV standard travel procedures; receipts shall accompany invoices of $25 or more. No labor or expense costs above those amounts shown here are to be incurred without the prior written approval of the AV Task Manager.

AEROVIRONMENT PROPRIETARY INFORMATION

F. SUBMITTING INVOICES: This practice will support efficient processing and payment.

1.         INVOICES: Reference shall be made to the correct Task Order No. and Project No. and/or Charge No. and include the name of the AV Task Manager on all invoices.

2.         PROGRESS STATEMENT: To stay in compliance with the Federal Acquisition Regulation (FAR), Part 31, each invoice should also be accompanied by a progress statement.

3.         INVOICES SHALL BE SENT TO: Accounts Payable Group, AeroVironment, Inc., via e-mail to acp@avinc.com, and also reference the correct Task Order Number and your organization’s name in the subject line of the email, with courtesy copy to AV Task Manager, or by mail to P.O. Box 5031, Monrovia, CA 91107.

AeroVironment, Inc. /s/ Wahid Nawabi Signature Wahid Nawabi Name (Print) President and CEO Title 11/28/2016 Date	General Charles R. Holland, USAF, Retired /s/ Charles R. Holland Signature Charles R. Holland Name (Print) Consultant Title 11/28/2016 Date

AEROVIRONMENT PROPRIETARY INFORMATION

AMENDMENT NO. 02 TO

STANDARD CONSULTING AGREEMENT

AeroVironment, Inc. (“AV or Party”) and General Charles R. Holland, USAF, Retired (“Consultant or Party”), collectively the “Parties,” previously entered into a Standard Consulting Agreement with an Effective Date of January 1, 2016 (“Agreement”), which provides for the Consultant to render certain specified services to AV during the Term of the Agreement. The Parties have agreed to amend the Agreement as follows:

1. Section 2, “Term,” of the Agreement is modified to extend the Term of the Agreement to April 30, 2018. The amended Section 2 reads as follows: “Services will be performed between the Effective Date and April 30, 2018 (“Expiration Date”). This Agreement may be extended for additional periods by mutual written agreement between the Parties prior to the Expiration Date of the initial term or any extension thereof. If the Parties do not execute such a written agreement, this Agreement will expire and automatically terminate as of the Expiration Date.”

All other terms of the Agreement and any other terms of previous Amendments to the Agreement remain in full force and effect. If there is a conflict between the terms of this Amendment and those of the Agreement or any previous Amendment, the terms of this current Amendment shall control.

IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of July 1, 2017

AEROVIRONMENT, INC.
Signature: /s/ Wahid Nawabi
Printed Name: Wahid Nawabi
Title: President and CEO
Date: 6/7/2017

CONSULTANT
GENERAL CHARLES R. HOLLAND, USAF, RETIRED
Signature: /s/ Charles R. Holland
Printed Name: Charles R. Holland
Date: 6/7/2017

AEROVIRONMENT PROPRIETARY INFORMATION

STANDARD CONSULTING AGREEMENT

Effective Date: January 01, 2016

Consultant: General Charles R. Holland, USAF, Retired

TASK ORDER # FY18-001Project No. 0100.COR

A.        Effort and/or Services to be provided by Consultant:

Consultant will provide marketing support for unmanned air vehicle systems. This includes:

1.   Scheduling meetings with key executives from the U.S. Department of Defense.

2.   On-going consulting services on AV capture activities.

3.   Facilitate and provide assistance scheduling meetings with key participants at various industry conferences.

4.   Provide industry advice on ad-hoc basis as requested by the AV Task Manager.

In performance of the work under this Task Order and Consultant Agreement, the Consultant is not permitted to disclose any export-controlled data or furnish any defense services to non-US persons, unless authorized in advance by the US Department of State or Department of Commerce. The Consultant is not permitted to access any US or other government classified information in the course of performance of work under this Task Order and Consulting Agreement, unless the following actions have occurred: (1) AV Security Officer has approved such access in advance; (2) the Parties have executed the “Consultant Certificate Regarding Access to and Handling of Classified Information” (Attachment E to the Consulting Agreement); and (3) and the Consultant has completed all necessary training.

B.        Unless otherwise designated in writing by AV with notice to Consultant, the AV Task Manager is: Wahid Nawabi

C.        Target Performance Period: July 1, 2017 through April 30, 2018

D.        Rates:

Authorized Days: As required and authorized by AV Task Manager

Rate: $4,000.00 per day

Monthly Retainer: $4,000.00

Total Not To Exceed Cost: $24,000.00 (excluding expenses)

E.         Expenses:

Maximum authorized expenses: AV will reimburse Consultant for any AV related business travel expenses (transportation, lodging, meals, etc.) during “Target Performance Period” defined under Section C above, provided all travel expenses are pre-approved in writing by the AV Task Manager.

Travel and/or miscellaneous expenses shall be reimbursed in accordance with current AV standard travel procedures; receipts shall accompany invoices of $25 or more. No labor or expense costs above those amounts shown here are to be incurred without the prior written approval of the AV Task Manager.

AEROVIRONMENT PROPRIETARY INFORMATION

F. SUBMITTING INVOICES: This practice will support efficient processing and payment.

1.         INVOICES: Reference shall be made to the correct Task Order No. and Project No. and/or Charge No. and include the name of the AV Task Manager on all invoices.

2.         PROGRESS STATEMENT: To stay in compliance with the Federal Acquisition Regulation (FAR), Part 31, each invoice should also be accompanied by a progress statement.

3.         INVOICES SHALL BE SENT TO: Accounts Payable Group, AeroVironment, Inc., via e-mail to acp@avinc.com, and also reference the correct Task Order Number and your organization’s name in the subject line of the email, with courtesy copy to AV Task Manager, or by mail to P.O. Box 5031, Monrovia, CA 91107.

AeroVironment, Inc. /s/ Wahid Nawabi Signature President and CEO Title 6/6/2017 Date	General Charles R. Holland, USAF, Retired /s/ Charles R. Holland Signature 6/5/2017 Date

AEROVIRONMENT PROPRIETARY INFORMATION